KEYSTONE AMERICA
                                 FAMILY OF FUNDS
                                     diamond
                                Balanced Fund II
                            California Tax Free Fund
                      Capital Preservation and Income Fund
                              Florida Tax Free Fund
                              Fund for Total Return
                              Fund of the Americas
                            Global Opportunities Fund
                       Global Resources & Development Fund
                           Government Securities Fund
                       Hartwell Emerging Growth Fund, Inc.
                           Intermediate Term Bond Fund
                           Massachusetts Tax Free Fund
                             Missouri Tax Free Fund
                             New York Tax Free Fund
                                   Omega Fund
                           Pennsylvania Tax Free Fund
                          Small Company Growth Fund II
                              Strategic Income Fund
                              Tax Free Income Fund
                                 World Bond Fund



This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Evergreen Keystone funds, contact your financial adviser or call Evergreen Keystone.




                               [Evergreen Keystone
                                      FUNDS
                                      Logo]








                                  P.O. Box 2121
                        Boston, Massachusetts 02106-2121

ITBF-R-3/97
7.6M                                        RECYCLE LOGO







                                 K E Y S T O N E





                                INTERMEDIATE TERM
                                    BOND FUND




                               [Evergreen Keystone
                                      FUNDS
                                      Logo]


                                SEMIANNUAL REPORT
                                JANUARY 31, 1997

PAGE 1
------------------------------------
Keystone Intermediate Term Bond Fund
Seeks generous income from intermediate-term investment grade bonds.

Dear Shareholder:

We are writing to report your Fund's performance for the six-month period which ended January 31, 1997. Following our letter to you, we have included a discussion with your Fund's manager.

Performance

Your Fund provided the following returns, including price changes and reinvested dividends, for the six-month period ending January 31, 1997:

  Class A shares returned 5.56%.

  Class B shares returned 5.18%.

  Class C shares returned 5.18%.

  The Lehman Intermediate Government/Corporate Bond Index, a broad unmanaged index of government and corporate bonds with intermediate maturities, returned 4.37% for the same six-month period.

  We were extremely pleased with your Fund's performance over this time period. According to Lipper Analytical Services, your Fund's Class A shares ranked 13 out of a total of 174 funds within its competitive group.(1) We also are pleased to report that in September, your Fund increased its dividend to $.047 per share from $.045 per share for Class A shares.(2)

  Keystone Intermediate Term Bond Fund was designed to seek current income by investing primarily in investment grade bonds with maturities between three and ten years. In managing your Fund to meet these objectives, we consider current and anticipated interest rates, economic growth and inflation. We attempt to take advantage of the cyclical opportunities presented by a changing environment.

Market environment

The value of maintaining a long-term perspective was realized in your Fund's most recent reporting period. After enduring higher interest rates in the first half of 1996, fixed-income investors enjoyed declining interest rates over much of the last six months. An outlook for moderate economic growth accompanied by low inflation, a strong dollar and significant global liquidity compounded demand for U.S. bonds by attracting foreign investors. Intermediate term bonds outperformed any other maturity range, as interest rates with 3-10 year maturities declined more than those on any other part of the yield curve.

  We invested in those sectors that we believed would best capitalize on this favorable economic environment. We maintained a solid core of corporate bonds because of increasing profitability and improvement in the quality of corporate earnings. Our investment in collateralized mortgage obligations
(CMOs) and mortgage-backed securities provided high yields and an attractive stream of income, as well as the highest levels of credit quality. Finally, we found opportunity in the foreign sector, specifically in the government bonds of Canada and Germany. The economies of these countries have benefited from budget deficit reduction and declining interest rates. These government bonds provided the portfolio with attractive yields and solid price appreciation. Holdings of foreign government bonds were currency-hedged.

  We lengthened your Fund's average maturity from 4.5 years on July 31, 1996 to approximately 5 years on January 31, 1997. We extended the average maturity late in the third quarter of 1996 when indications of slower

----------
(1)Class B and C shares ranked 43 and 41, respectively, out of the same 174 funds.
(2)$.042 per share from $.039 for Class B shares and $.042 per share from $.039 for Class C shares.

                                                      (continued on next page)

PAGE 2
------------------------------------
Keystone Intermediate Term Bond Fund

economic growth began to emerge. We believe that this also maintained the Fund's highest yields for a greater period of time and enhanced its total return. As of January 31, 1997, the average rating of your Fund was AA.

Outlook

Looking forward, we expect a continuation of the favorable economic environment that has existed over the past few months. We believe that the economy is in a prolonged period of moderate growth, which will be accompanied by low inflation. This environment should provide a favorable setting for intermediate term bonds.

  As investors monitor developments within the economy, however, the bond market could be subject to periods of volatility. We look for this volatility to be short-term in nature and for the fluctuations to be contained within a narrow range. This outlook further supports the value of intermediate term bonds, as historically the 3-10 year maturity range has provided much of the yield of longer maturities, while incurring significantly less price sensitivity.

Keystone acquired by First Union Corporation

We are pleased to inform you that Keystone has been acquired by First Union Corporation. First Union, based in Charlotte, N.C., is the nation's sixth largest bank holding company with assets of approximately $130 billion. Keystone Investment Management Company will continue to be the investment adviser, responsible for managing your Fund's portfolio. Your Fund will continue to be managed with the same style and philosophy as in the past.

  First Union also owns another mutual fund management company, Evergreen Asset Management Corp. Together, Evergreen and Keystone manage approximately $30 billion in assets. Service and marketing will now be conducted under the "Evergreen Keystone Funds" umbrella.

  We believe the partnership between Evergreen and Keystone will strengthen our ability to offer you outstanding investment management services.

  Thank you for your continued support of Keystone Intermediate Term Bond Fund. If you have questions or comments about your investment, we encourage you to write to us.

Sincerely,

[signature of Albert H. Elfner, III]
Albert H. Elfner, III
Chairman
Keystone Investment Management Company

[signature of George S. Bissell]
George S. Bissell
Chairman of the Board
Keystone Funds

March 1997

[photo of Albert H. Elfner, III]
Albert H. Elfner, III

[photo of George S. Bissell]
George S. Bissell

PAGE 3
------------------------------------
A Discussion With Your Fund Manager

[photo of Christopher P. Conkey]

Christopher P. Conkey is Chief Investment Officer of Keystone's fixed income group and is portfolio manager of your Fund. A Chartered Financial Analyst, Mr. Conkey has 12 years of experience managing fixed-income investments. He holds a BA in economics from Clark University and an MBA in finance from Boston University. Together with analysts David J. Bowers and Gary E. Pzegeo, the team evaluates the economic environment in selecting high quality bonds for your Fund.

Q How did intermediate term fixed-income investments perform over the last six months?

A Fixed-income investments in the 3-10 year range performed well, relative to all other maturities. Interest rates in the intermediate term range fell approximately 0.3% during this reporting period, a greater decline than interest rates in any other part of the yield curve experienced. As a result, securities with 3-10 year maturities outperformed other fixed-income investments that had either longer or shorter maturities.

Q Why did they perform so well?

A All fixed-income investments benefited from an increasingly favorable economic environment, characterized by moderate economic growth and low inflation, as well as strong demand from foreign investors. Bonds with 3-10 year maturities attracted the most significant demand, since investors could capture much of the yield provided by bonds with longer maturities, but incur much less interest rate risk. For example, as of January 31, 1997, the most current 10-year U.S. Treasury note provided 96% of the yield of the benchmark 30-year U.S. Treasury bond, with only 54% of its duration, a measure of sensitivity to interest rate change.

Q Interest rates were so volatile in the first half of 1996. What created a more positive economic environment over the past six months?

A Over the past six months, investors witnessed a slowdown in economic activity from the stronger growth exhibited in the first half of 1996. This slower, but steady pace of economic growth gave investors confidence that inflation could remain well-contained and that the Federal Reserve Board would not have to raise interest rates in the near future. Interest rates continued to exhibit some volatility while investors waited for slower economic growth to be confirmed; but the fluctuations took place within a narrow range and gradually trended lower when a pattern of steady growth became established.

Q How did you structure the portfolio during this time?

A We targeted what we believed would be the best performing sectors, based on our economic and interest rate outlook. We maximized the portfolio's yield by emphasizing corporate securities, collateralized mortgage obligations
(CMOs) and mortgage pass-through certificates and foreign bonds. We then extended the Fund's average maturity when it appeared that interest rates had peaked and were going to fall. This captured the highest yields for a longer period of time and enhanced the Fund's total return.

  Corporate securities performed well over the past six months. The economic environment provided a

PAGE 4
------------------------------------
Keystone Intermediate Term Bond Fund

solid background for corporations to increase profits and generate high quality earnings. We believe the banking and finance sector particularly benefited from this environment. Moderate economic growth and low inflation helped to build strong and improving credit quality in the loan portfolios of many banks. Also, there has been a trend toward banks diversifying into fee-based earnings. This reduces the sector's reliance on loans and in our opinion, enhances the stability of earnings.

The Fund's other investments also performed well. CMOs and mortgage-backed securities offered high quality and attractive yields. Non-dollar holdings in Canada and Germany generated high yields and price appreciation, as monetary authorities in those countries lowered interest rates and focused on reducing their deficits. These bonds also enabled the Fund to diversify while maintaining the highest level of credit quality. Foreign holdings are currency-hedged.

Q What is your outlook for the next six months?

A We anticipate a steady interest rate environment. We expect the economy to grow at a pace of 1-1/2% to 3% and for inflation to remain well-contained. The economy still exhibits signs of strength, particularly in the housing and manufacturing sectors and in consumer confidence. However, consumer borrowing has slowed. This could dampen the rate of growth, since consumer spending accounts for two-thirds of domestic economic activity.

  We believe that the U.S. economy is in a prolonged moderate growth cycle, with periodic over-heating and recessionary scares. This leads to a bond market that should trade in a volatile pattern, within a generally well-defined range. Longer term, we do not see excesses in the economy that could cause embedded higher inflation. That type of setting should bode well for intermediate term fixed-income securities.

                                   [diamond]

          This column is intended to answer questions about your Fund.
        If you have a question you would like answered, please write to:
                  Evergreen Keystone Investment Services, Inc.
                  Attn: Shareholder Communications, 22nd Floor
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

--------------------------------------------------------------------------------
Fund Profile

Objective: Seeks generous income from intermediate-term investment grade bonds. Inception Date: April 14, 1987
Average maturity: 5 years
Net assets: $34.3 million
--------------------------------------------------------------------------------

PAGE 5
------------------------------------
Your Fund's Performance

[graph]

Growth of an investment in
Keystone Intermediate Term Bond Fund
Class A

In Thousands

Total Value: $18,009

[graph]

4/87              9671.18                   9671.18
                  9245.65                   9738.57
1/89              8723.41                   9999.2
                  8404.25                   10459.3
1/91              8336.56                   11306.8
                  8752.42                   12896
1/93              9081.24                   14421.2
                  9139.26                   15590.7
1/95              8317.22                   15192.3
                  8810.44                   17259.2
1/97              8636.36                   18002.2

[end graph]

A $10,000 investment in Keystone Intermediate Term Bond Fund Class A made on April 14, 1987 with all distributions reinvested was worth $18,009 on January 31, 1997. Past performance is no guarantee of future results.



Six-Month Performance as of January 31, 1997
=================================================================
                                Class A      Class B      Class C
Total Returns*                     5.56%        5.18%        5.18%
Net Asset Value 7/31/96           $8.73        $8.74        $8.74
                1/31/97           $8.93        $8.94        $8.94
Dividends                         $ .28        $ .25        $ .25
Capital Gains                      None         None         None


*Before deduction of front-end or contingent deferred sales charge.

Historical Record as of January 31, 1997
=================================================================
Cumulative total returns        Class A      Class B      Class C
1-year w/o sales charge            4.31%        3.51%        3.52%
1-year                             0.92%       -0.41%        3.52%
5-year                            35.06%          --           --
Life of Class                     80.09%       18.04%       20.91%
Average Annual Returns
1-year w/o sales charge            4.31%        3.51%        3.52%
1-year                             0.92%       -0.41%        3.52%
5-year                             6.20%          --           --
Life of Class                      6.18%        4.23%        4.86%


Class A shares were introduced April 14, 1987. Performance is reported at the current maximum front-end sales charge of 3.25% except where noted.

  Class B shares were introduced on February 1, 1993. Performance assumes that shares were redeemed after the end of a one-year holding period and reflects the deduction of a 4% CDSC.

  Class C shares were introduced on February 1, 1993. Performance reflects the return you would have received after holding shares for one year and redeeming after the end of the period.

  The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance for each class will differ.

  You may exchange shares for another Keystone fund by phone or in writing. You may also exchange funds through Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

PAGE 6
------------------------------------
Keystone Intermediate Term Bond Fund

                                                                   Interest  Maturity      Par         Market
                                                                     Rate      Date       Value         Value
----------------------------------------------------------------------------------------------------------------
FIXED INCOME (96.8%)
COLLATERALIZED MORTGAGE OBLIGATIONS (22.4%)
  Chase Mortgage Finance Corp.
    (Est. Mat. 2003) (a)                Series 1994-L Class B1       7.872%    2025     $  482,877   $  472,465
  Criimi Mae Financial Corp. (Est.
    Mat. 2004) (a)                      Series 1A                    7.000     2033        462,754      446,991
  FNMA (Est. Mat. 2004) (a)             Series 1993-248 Class SA     3.258     2023      1,000,000      727,344
  Merrill Lynch Trust (Est. Mat.
    2005) (a)                           Class C                      8.450     2018        500,000      528,750
  Morgan Stanley Capital (Est.
    Mat. 2001) (a) (b)                  Series 96-BKU1 Class A       6.475     2027        983,367      960,012
  Paine Webber Mortgage Acceptance
    Corp. IV (Est. Mat. 2006) (a)       Series 1993-4 Class M1       7.500     2023        958,498      935,926
  Resolution Trust Corp. (Est.
    Mat. 2000) (a)                      Series 1995-1 Class A2C      7.500     2028      1,250,000    1,255,078
  Ryland Acceptance Corp. Four
    (Est. Mat. 2001) (a)                Series 88 Class E            7.950     2019      1,396,932    1,410,021
  Structured Asset Securities
    Corp. (Est. Mat. 2001) (a)          Series 1996-CFL Class B      6.303     2028        985,750      959,874
----------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST--$7,752,003)                                          7,696,461
----------------------------------------------------------------------------------------------------------------
INDUSTRIAL BONDS & NOTES (16.4%)
AUTOMOTIVE (4.7%)
  Ford Motor Co.                        Deb.                         9.000     2001      1,500,000    1,634,310
----------------------------------------------------------------------------------------------------------------
FOOD SERVICES (3.0%)
  ConAgra, Inc.                         Sr. Notes Putable 2006       7.125     2026      1,000,000    1,015,600
----------------------------------------------------------------------------------------------------------------
ELECTRONICS (2.9%)
  Arrow Electronics, Inc.               Notes                        7.000     2007      1,000,000      996,537
----------------------------------------------------------------------------------------------------------------
SERVICES (2.9%)
  Olsten Corp.                          Sr. Notes                    7.000     2006      1,000,000      987,400
----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.9%)
  U.S. West Capital Funding, Inc.       Notes                        6.850     2002      1,000,000    1,003,000
----------------------------------------------------------------------------------------------------------------
TOTAL INDUSTRIAL BONDS & NOTES (COST--$5,608,773)                                                     5,636,847
----------------------------------------------------------------------------------------------------------------
BANK & FINANCE BONDS & NOTES (15.9%)
  Amsouth Bancorporation                Sub. Debentures Putable
                                        2005                         6.750     2025      1,000,000      979,800
  Chase Manhattan Corp.                 Notes (Subord.)              9.375     2001      1,250,000    1,373,575
  CIT Group                             Sub. Debentures              9.250     2001      1,000,000    1,097,500
  Paine Webber Group, Inc.              Medium Term Note Series C    7.490     2004      1,000,000    1,014,500
                                        Notes (Subord.) Putable
  Wachovia Corp.                        2005                         6.605     2025      1,000,000      986,550
----------------------------------------------------------------------------------------------------------------
TOTAL BANK & FINANCE BONDS & NOTES (COST--$5,484,702)                                                 5,451,925
----------------------------------------------------------------------------------------------------------------
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (12.8%)
  FHLMC                                 Global Note                  6.700     2007        750,000      747,656
  U.S. Treasury Notes                                                5.750     1998      1,725,000    1,720,412
  U.S. Treasury Notes                                                6.500     2006      1,935,000    1,933,181
----------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (COST--$4,389,268)                                 4,401,249
----------------------------------------------------------------------------------------------------------------


PAGE 7
------------------------------------

                                                                   Interest  Maturity      Par         Market
                                                                     Rate      Date       Value         Value
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (10.3%)
  Fomento Economico Mexico              Euro-Dollars                 9.500%      1997   $1,250,000   $1,264,063
  Grand Metro Investment Corp.          Putable 2005                 7.450       2035    1,000,000    1,057,440
  Telecom Brasileiras                   Yankee Notes                10.375       1997    1,200,000    1,219,500
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (COST--$3,559,238)                                                 3,541,003
----------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (8.0%)
  Cargill Lease Receivables Trust       Series 1996-A Class A2       6.430       2005    1,000,000      997,813
  Southern Pacific Secured Assets
    Corp.                               Series 1996-3 Class A4       7.600       2027    1,000,000    1,001,250
  U.S. Home Equity Loan                 Series 1991-2 Class B        9.125       2021      750,000      759,375
----------------------------------------------------------------------------------------------------------------
TOTAL ASSET--BACKED SECURITIES (COST--$2,744,062)                                                     2,758,438
----------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (NON-U.S. DOLLARS) (8.0%)
  Germany Federal Republic                                           6.500       2003    1,075,000      703,370
                                                                                                Deutsche Mark
  Germany Federal Republic                                           6.875       2005    1,575,000    1,041,591
                                                                                                Deutsche Mark
  United Kingdom Treasury                                            7.000       2001      625,000      996,747
                                                                                               Pound Sterling
----------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (NON-U.S. DOLLARS) (COST--$2,867,126)                                             2,741,708
----------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH CERTIFICATES (3.0%)
  GNMA Pool #414739                                                  6.500       2025       96,572       92,135
  GNMA Pool #417294                                                  6.500       2026      992,103      945,593
----------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH CERTIFICATES (COST--$1,024,715)                                           1,037,728
----------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (COST--$33,429,887)                                                               33,265,359
----------------------------------------------------------------------------------------------------------------
                                                                                         Maturity
                                                                                           Value
----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.5%) (COST--$508,000)
  Keystone Joint Repurchase Agreement (Investments in repurchase
    agreements, in a joint trading account, dated 1/31/97) (c)       5.580   02/03/97      508,236      508,000
----------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (COST--$33,937,887)                                                                33,773,359
OTHER ASSETS AND LIABILITIES--NET (1.7%)                                                                573,555
----------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                                 $34,346,914
----------------------------------------------------------------------------------------------------------------

                                                      (continued on next page)

PAGE 8
------------------------------------
Keystone Intermediate Term Bond Fund

SCHEDULE OF INVESTMENTS--January 31, 1997 (Unaudited)

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144a or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at January 31, 1997.

Legend of Portfolio Abbreviations:
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

  Exchange                                 U.S. Value at     In Exchange   Net Unrealized
    Date                                  January 31, 1997   for U.S. $     Appreciation
---------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Buy
             Contracts to Receive
              ---------------------------------------------
02/28/97     4,728,000 Canadian Dollars      $3,515,621      $3,488,527       $ 27,094
Forward Foreign Currency Exchange Contracts to Sell
             Contracts to Deliver
              ---------------------------------------------
02/07/97     2,900,000 German Marks           1,773,607       1,925,401        151,794
02/28/97     4,728,000 Canadian Dollars       3,515,621       3,534,821         19,200
04/28/97       625,000 British Pounds           999,641       1,015,331         15,690
                                                                              --------
             Net Unrealized Appreciation on Forward Foreign Currency
             Exchange Contracts                                               $213,778
                                                                              ========

See Notes to Financial Statements.

PAGE 9
------------------------------------
FINANCIAL HIGHLIGHTS--CLASS A SHARES
(For a share outstanding throughout each period)

                                          Six Months
                                            Ended
                                         January 31,                     Year Ended July 31,
                                             1997          1996        1995     1994(c)      1993      1992
=============================================================================================================
                                         (Unaudited)
Net asset value beginning of period          $8.73          $8.88       $8.84     $9.46      $9.23      $8.64
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.30           0.59        0.63      0.57       0.70       0.71
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                           0.18          (0.16)       0.02     (0.59)      0.18       0.60
--------------------------------------------------------------------------------------------------------------
Total from investment operations              0.48           0.43        0.65     (0.02)      0.88       1.31
--------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (0.28)         (0.58)      (0.57)    (0.57)     (0.65)     (0.71)
In excess of net investment income               0              0       (0.04)    (0.02)         0      (0.01)
Tax basis return of capital                      0              0           0     (0.01)         0          0
--------------------------------------------------------------------------------------------------------------
Total distributions                          (0.28)         (0.58)      (0.61)    (0.60)     (0.65)     (0.72)
--------------------------------------------------------------------------------------------------------------
Net asset value end of period                $8.93          $8.73       $8.88     $8.84      $9.46      $9.23
=============================================================================================================
Total return (a)                              5.56%          4.95%       7.76%    (0.29%)     9.88%     15.65%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                               1.11%(b)(d)    1.10%(b)    1.00%     1.00%      1.52%      1.88%
 Total expenses excluding
   reimbursement                              1.61%(d)       1.54%       1.48%     1.80%      1.99%      1.88%
 Net investment income                        6.43%(d)       6.57%       7.13%     6.81%      7.48%      7.85%
Portfolio turnover rate                         97%           231%        149%      280%       160%        90%
--------------------------------------------------------------------------------------------------------------
Net assets end of period (thousands)       $11,870        $12,958     $14,558   $16,036    $18,032    $19,288
=============================================================================================================

(a) Excluding applicable sales charges.
(b) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.10% (annualized) for the six months ended January 31, 1997 and 1.08% for the year ended July 31, 1996.
(c) Calculations based on average shares outstanding.
(d) Annualized.

See Notes to Financial Statements.

PAGE 10
------------------------------------
Keystone Intermediate Term Bond Fund

FINANCIAL HIGHLIGHTS--CLASS B SHARES
(For a share outstanding throughout each period)

                                                                                       February 1, 1993
                                      Six Months                                       (Date of Initial
                                        Ended                                          Public Offering)
                                     January 31,          Year Ended July 31,                 to
                                         1997          1996        1995     1994 (d)     July 31, 1993
=========================================================================================================
                                     (Unaudited)
Net asset value beginning of
  period                                 $8.74          $8.89       $8.85     $9.47          $9.35
---------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.26           0.52        0.56      0.49           0.29
Net realized and unrealized gain
  (loss) on investments and
  closed futures contracts                0.19          (0.16)       0.02     (0.58)          0.12
---------------------------------------------------------------------------------------------------------
Total from investment operations          0.45           0.36        0.58     (0.09)          0.41
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)         (0.51)      (0.51)    (0.49)         (0.29)
In excess of net investment
  income                                     0              0       (0.03)    (0.03)             0
Tax basis return of capital                  0              0           0     (0.01)             0
---------------------------------------------------------------------------------------------------------
Total distributions                      (0.25)         (0.51)      (0.54)    (0.53)         (0.29)
---------------------------------------------------------------------------------------------------------
Net asset value end of period            $8.94          $8.74       $8.89     $8.85          $9.47
=========================================================================================================
Total return (b)                          5.18%          4.10%       6.87%    (1.05%)         4.42%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.86%(a)(c)    1.85%(c)    1.75%     1.75%          1.76%(a)
 Total expenses excluding
  reimbursement                           2.38%(a)       2.32%       2.21%     2.36%          2.71%(a)
 Net investment income                    5.69%(a)       5.82%       6.38%     5.48%          5.67%(a)
Portfolio turnover rate                     97%           231%        149%      280%           160%
---------------------------------------------------------------------------------------------------------
Net assets end of period
  (thousands)                          $14,392        $16,034     $17,985   $17,819         $8,159
=========================================================================================================

(a) Annualized.

(b) Excluding applicable sales charges.

(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.85% (annualized) for the six months ended January 31, 1997 and 1.83% for the year ended July 31, 1996.

(d) Calculations based on average shares outstanding.

See Notes to Financial Statements.

PAGE 11
------------------------------------
FINANCIAL HIGHLIGHTS--CLASS C SHARES
(For a share outstanding throughout each period)

                                                                                       February 1, 1993
                                      Six Months                                       (Date of Initial
                                        Ended                                          Public Offering)
                                     January 31,          Year Ended July 31,                 to
                                         1997          1996        1995     1994 (d)     July 31, 1993
===================================================================================================
                                     (Unaudited)
Net asset value beginning of
 period                                  $8.74         $8.89        $8.85     $9.46          $9.35
---------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                     0.26          0.52         0.55      0.49           0.29
Net realized and unrealized gain
 (loss) on investments and closed
 futures contracts                        0.19         (0.16)        0.03     (0.57)          0.11
---------------------------------------------------------------------------------------------------
Total from investment operations          0.45          0.36         0.58     (0.08)          0.40
---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                    (0.25)        (0.51)       (0.51)    (0.49)         (0.29)
In excess of net investment
  income                                     0             0        (0.03)    (0.03)             0
Tax basis return of capital                  0             0            0     (0.01)             0
---------------------------------------------------------------------------------------------------
Total distributions                      (0.25)        (0.51)       (0.54)    (0.53)         (0.29)
---------------------------------------------------------------------------------------------------
Net asset value end of period            $8.94         $8.74        $8.89     $8.85          $9.46
===================================================================================================
Total return (b)                          5.18%         4.10%        6.87%    (0.95%)         4.31%
Ratios/supplemental data
Ratios to average net assets:
 Total expenses                           1.86%(a)(c)   1.85%(c)     1.75%     1.75%          1.77%(a)
 Total expenses excluding
  reimbursement                           2.38%(a)      2.31%        2.23%     2.37%          2.61%(a)
 Net investment income                    5.68%(a)      5.82%        6.37%     5.44%          5.61%(a)
Portfolio turnover rate                     97%          231%         149%      280%           160%
---------------------------------------------------------------------------------------------------
Net assets end of period
 (thousands)                            $8,085        $9,084      $10,185   $13,086         $7,522
===================================================================================================

(a) Annualized.
(b) Excluding applicable sales charges.
(c) Ratio of total expenses to average net assets includes indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 1.85% (annualized) for the six months ended January 31, 1997 and 1.83% for the year ended July 31, 1996.
(d) Calculations based on average shares outstanding.

See Notes to Financial Statements.

PAGE 12
------------------------------------
Keystone Intermediate Term Bond Fund

STATEMENT OF ASSETS AND LIABILITIES--
January 31, 1997 (Unaudited)

 Assets (Notes 2 and 5)
   Investments at market value (identified cost--
     $33,937,887)                                         $33,773,359
   Cash                                                         1,037
   Receivable for:
    Investments sold                                            2,262
    Fund shares sold                                            3,978
    Interest                                                  542,172
   Net unrealized appreciation on forward foreign
     currency exchange contracts                              213,778
   Due from investment adviser                                 14,493
   Prepaid expenses and other assets                            2,992
----------------------------------------------------------------------
      Total assets                                         34,554,071
----------------------------------------------------------------------
Liabilities (Notes 2, 4 and 5)
   Payable for:
    Fund shares redeemed                                       95,133
    Distributions to shareholders                              62,937
   Distribution fees payable                                   18,166
   Due to related parties                                       8,533
   Other accrued expenses                                      22,388
----------------------------------------------------------------------
      Total liabilities                                       207,157
----------------------------------------------------------------------
Net assets                                                $34,346,914
======================================================================
Net assets represented by
   Paid-in capital                                        $38,196,703
   Undistributed net investment income                         33,275
   Accumulated net realized loss on investments and
     futures contracts                                     (3,925,995)
   Net unrealized appreciation on investments and
     foreign currency related transactions                     42,931
----------------------------------------------------------------------
      Total net assets                                    $34,346,914
======================================================================
Net asset value per share (Note 2)
   Class A Shares
    Net asset value of $11,869,992 / 1,329,326 shares
      outstanding                                                 $8.93
    Maximum offering price per share ($8.93 / 0.9675)
      (based on a sales charge of 3.25% of the
    offering   price on January 31, 1997)                         $9.23
   Class B Shares
    Net asset value of $14,391,746 / 1,609,289 shares
      outstanding                                                 $8.94
   Class C Shares
    Net asset value of $8,085,176 / 904,470 shares
      outstanding                                                 $8.94
======================================================================

STATEMENT OF OPERATIONS
Six Months Ended January 31, 1997 (Unaudited).

Investment Income
  Interest                                            $1,393,035
Expenses (Notes 4, 5 and 6)
   Distribution Plan expenses             $136,751
   Management fee                          119,911
   Transfer agent fees                      49,419
   Accounting, auditing and legal fees      31,161
   Custodian fees                           23,325
   Registration fees                        19,755
   Other                                    12,883
   Reimbursement from investment
      adviser                              (95,414)
----------------------------------------------------------------
    Total expenses                         297,791
  Less: Indirectly paid expenses            (2,572)
----------------------------------------------------------------
  Net expenses                                           295,219
----------------------------------------------------------------
  Net investment income                                1,097,816
----------------------------------------------------------------
  Net realized and unrealized gain  on
    investments (Note 3)
   Net realized gain (loss) on:
    Investments                             81,584
    Forward foreign currency
       transactions                        (74,649)        6,935
----------------------------------------------------------------
   Net change in unrealized
      appreciation (depreciation) on:
    Investments                            531,849
    Forward foreign currency
       transactions                        250,640       782,489
----------------------------------------------------------------
   Net realized and unrealized gain on
    investments and foreign currency
    related transactions                                 789,424
----------------------------------------------------------------
 Net increase in net assets resulting
    from operations                                   $1,887,240
================================================================

See Notes to Financial Statements

PAGE 13
------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            Six Months
                                                                               Ended          Year Ended
                                                                         January 31, 1997    July 31, 1996
-----------------------------------------------------------------------------------------------------------
                                                                            (Unaudited)
Operations
  Net investment income                                                     $ 1,097,816       $ 2,540,623
  Net realized gain on investments                                                6,935            26,604
  Net change in unrealized appreciation (depreciation) on investments
    and foreign currency transactions                                           782,489          (730,346)
----------------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations                       1,887,240         1,836,881
----------------------------------------------------------------------------------------------------------
Distributions to shareholders from (Note 1)
  Net investment income:
   Class A Shares                                                              (377,339)         (898,299)
   Class B Shares                                                              (427,173)       (1,028,103)
   Class C Shares                                                              (238,830)         (576,335)
----------------------------------------------------------------------------------------------------------
    Total distributions to shareholders                                      (1,043,342)       (2,502,737)
----------------------------------------------------------------------------------------------------------
Net decrease in capital share transactions (Note 2)
  Proceeds from shares sold:
   Class A Shares                                                             1,078,872         2,283,194
   Class B Shares                                                             1,278,570         4,965,806
   Class C Shares                                                               375,136         2,871,565
  Payments from shares redeemed:
   Class A Shares                                                            (2,685,954)       (4,141,580)
   Class B Shares                                                            (3,520,442)       (7,205,208)
   Class C Shares                                                            (1,736,158)       (4,177,736)
  Net asset value of shares issued in reinvestment of dividends and distributions:
   Class A Shares                                                               230,025           469,775
   Class B Shares                                                               248,213           565,232
   Class C Shares                                                               158,837           382,466
----------------------------------------------------------------------------------------------------------
  Total decrease from capital share transactions                             (4,572,901)       (3,986,486)
----------------------------------------------------------------------------------------------------------
    Total decrease in net assets                                             (3,729,003)       (4,652,342)
----------------------------------------------------------------------------------------------------------
Net assets:
  Beginning of period                                                        38,075,917        42,728,259
----------------------------------------------------------------------------------------------------------
  End of period [Including undistributed net investment income
    (accumulated distributions in excess of net investment income) as
    follows: 1997--$33,275 and 1996--($21,199)](Note 1)                     $34,346,914       $38,075,917
=========================================================================================================

See Notes to Financial Statements.

PAGE 14
------------------------------------
Keystone Intermediate Term Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

Keystone Intermediate Term Bond Fund (the "Fund") is a Massachusetts business trust for which Keystone Investment Management Company ("Keystone") is the Investment Adviser and Manager. Keystone was formerly a wholly-owned subsidiary of Keystone Investments, Inc. ("KII") and is currently a subsidiary of First Union Keystone, Inc. First Union Keystone, Inc. is a wholly-owned subsidiary of First Union National Bank of North Carolina which in turn is a wholly-owned subsidiary of First Union Corporation ("First Union"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company. The Fund offers several classes of shares. The Fund seeks current income by investing primarily in investment quality debt securities. As a secondary objective, the Fund seeks to protect capital.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

U.S. Government obligations held by the Fund are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage and other asset-backed securities, and other related securities are valued at prices provided by an independent pricing service. In determining value for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Trustees.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Reverse Repurchase Agreements
The Fund enters into reverse repurchase agreements with qualified third-party broker- dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with its custodian containing liquid assets having a value not less than the repurchase price

PAGE 15
------------------------------------



NOTES TO FINANCIAL STATEMENTS (Unaudited)

(including accrued interest). If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited

D. Foreign Currency

The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

E. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts.

G. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income taxes is required.

H. Distributions
The Fund distributes net investment income monthly and net capital gains, if any, at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatment for paydown gains (losses) and foreign currency transactions for income tax

PAGE 16
------------------------------------
Keystone Intermediate Term Bond Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

purposes that have been recognized for financial statement purposes.

I. Class Allocations
Effective January 1, 1997, Class A shares are currently offered at a public offering price which includes a maximum sales charge of 3.25% payable at the time of purchase. Prior to January 1, 1997, Class A shares were offered at a public offering price which included a maximum sales charge of 4.75% payable at the time of purchase

  Class B shares are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 will retain their existing conversion features.

  Class C shares are sold subject to a contingent deferred sales charge payable on shares redeemed within one year after the month of purchase. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the relative net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

2. Capital Share Transactions

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with no par value. Shares of beneficial interest of the Fund are currently divided into Class A, Class B and Class C. Transactions in shares of the Fund were as follows:

                                     Six Months
                                       Ended      Year Ended
                                      01/31/97     07/31/96
-------------------------------------------------------------
Class A
Shares sold                            120,550      258,497
Shares redeemed                       (301,683)    (465,961)
Shares issued in reinvestment of
 dividends and distributions            25,883       52,934
-------------------------------------------------------------
Net decrease                          (155,250)    (154,530)
=============================================================
Class B
Shares sold                            142,453      555,555
Shares redeemed                       (394,562)    (808,199)
Shares issued in reinvestment of
 dividends and distributions            27,869       63,537
-------------------------------------------------------------
Net decrease                          (224,240)    (189,107)
=============================================================
Class C
Shares sold                             41,871      318,799
Shares redeemed                       (194,530)    (468,122)
Shares issued in reinvestment of
 dividends and distributions            17,855       42,997
-------------------------------------------------------------
Net decrease                          (134,804)    (106,326)
=============================================================

3. Securities Transactions

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the six months ended January 31, 1997:

                        Cost of        Proceeds
                       Purchases      from Sales
-------------------------------------------------
Non-U.S.Government    $12,030,274     $14,673,684
U.S. Government        21,997,155      24,068,184
=================================================

  The average daily balance of reverse repurchase agreements outstanding during the six months ended January 31, 1997 was approximately $1,518,000 at a

PAGE 17
------------------------------------



NOTES TO FINANCIAL STATEMENTS (Unaudited)

weighted average interest rate of 4.42%. The maximum amount of borrowing during the six months was $2,017,483 (including accrued interest).

  As of July 31, 1996, the Fund had a capital loss carryover for federal income tax purposes of approximately $3,752,000 which expires as follows:
$970,000--1999, $2,688,000--2002 and $94,000--2004.

4. Distribution Plans

The Fund bears some of the costs of selling its shares under Distribution Plans adopted for its Class A, B and C shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plans, the Fund pays its principal underwriter amounts which are calculated and paid monthly.

  On December 11, 1996, the Fund entered into a principal underwriting agreement with Evergreen Keystone Distributor, Inc. (formerly, Evergreen Funds Distributor, Inc.) ("EKD"), a wholly-owned subsidiary of BISYS Group Inc. Prior to December 11, 1996, Evergreen Keystone Investment Services, Inc. (formerly, Keystone Investment Distributors Company) ("EKIS"), a wholly-owned subsidiary of Keystone, served as the Fund's principal underwriter.

  The Class A Distribution Plan provides for expenditures, which are currently limited to 0.25% annually of the average daily net assets of the Class A shares, to pay expenses related to the distribution of Class A shares.

  Pursuant to the Fund's Class B and Class C Distribution Plans, the Fund pays a distribution fee which may not exceed 1.00% annually of the average daily net assets of Class B and Class C shares, respectively. Of that amount, 0.75% is used to pay distribution expenses and 0.25% is used to pay service fees.

  During the six months ended January 31, 1997, amounts paid to EKD or EKIS pursuant to the Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                     Paid to   Paid to
                                       EKD       EKIS
-------------------------------------------------------
Class A                                 --     $13,866
Class B prior to June 1, 1995           --      60,104
Class B on or after June 1, 1995       $21      18,656
Class C                                 54      44,050

  Each of the Distribution Plans may be terminated at any time by vote of the Independent Trustees or by vote of a majority of the outstanding voting shares of the respective class. However, after the termination of any Distribution Plan, and subject to the discretion of the Independent Trustees, payments to EKIS and/or EKD may continue as compensation for services which had been earned while the Distribution Plan was in effect.

  EKD intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. EKD intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Class B or Class C shares would be within permitted limits.

  At January 31, 1997 total unpaid distribution costs were $1,066,227 for Class B shares purchased before June 1, 1995 and $226,546 for Class B shares purchased on or after June 1, 1995. Unpaid distribution costs for Class C were $1,224,900 at January 31, 1997.

  Contingent deferred sales charges paid by redeeming shareholders are paid to EKD or its predecessor.

PAGE 18
------------------------------------



NOTES TO FINANCIAL STATEMENTS (Unaudited)

5. Investment Management Agreement and Other Affiliated Transactions

Under an investment advisory agreement dated December 11, 1996, Keystone serves as the Investment Adviser and Manager to the Fund. Keystone provides the Fund with investment advisory and management services. In return, Keystone is paid a management fee, computed and paid daily, at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the average daily net asset value of the Fund.

  Prior to December 11, 1996, Keystone Management, Inc. ("KMI"), a wholly-owned subsidiary of Keystone, served as Investment Manager to the Fund and provided investment management and administrative services. Under an investment advisory agreement between KMI and Keystone, Keystone served as the Investment Adviser and provided investment advisory and management services to the Fund. In return for its services, Keystone received an annual fee equal to 85% of the management fee received by KMI.

  Keystone has voluntarily limited the expenses of Class A shares to 1.10% of its average daily net assets and has limited the expenses of Class B and C to 1.85% of the average daily net assets of each respective class. For the six months ended January 31, 1997, Keystone reimbursed the Fund $95,414.

  During the six months ended January 31, 1997, the Fund paid or accrued $17,037 to Keystone for certain accounting services. The Fund paid or accrued $49,419 to Evergreen Keystone Service Company (formerly, Keystone Investor Resource Center, Inc.), a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund. Currently the Independent Trustees of the Fund receive no compensation for their services.

6. Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended January 31, 1997, the Fund incurred total custody fees of $23,325 and received a credit of $2,572 pursuant to this expense offset arrangement, resulting in a net custody expense of $20,753. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

7. Subsequent Distribution to Shareholders

Distributions from net investment income of $0.47 for Class A, $0.42 for Class B and $0.42 for Class C were declared payable by February 6, 1997 to shareholders of record on January 24, 1997. These distributions are not reflected in the accompanying financial statements.

PAGE 19
------------------------------------
ADDITIONAL INFORMATION (Unaudited)

  Shareholders of the Fund considered and acted upon the proposals listed below at a special meeting of shareholders held Monday, December 9, 1996. In addition, next to each proposal are the results of that vote.

                                           Affirmative    Withheld
                                           ------------- -----------
1.    To elect the following Trustees:
      Frederick Amling                      2,822,637      39,293
      Laurence B. Ashkin                    2,821,316      40,614
      Charles A. Austin III                 2,822,621      39,309
      Foster Bam                            2,821,316      40,614
      George S. Bissell                     2,822,637      39,293
      Edwin D. Campbell                     2,822,637      39,293
      Charles F. Chapin                     2,822,637      39,293
      K. Dun Gifford                        2,822,621      39,309
      James S. Howell                       2,820,401      41,529
      Leroy Keith, Jr.                      2,822,621      39,309
      F. Ray Keyser, Jr.                    2,822,637      39,293
      Gerald M. McDonell                    2,821,300      40,630
      Thomas L. McVerry                     2,821,300      40,630
      William Walt Pettit                   2,822,621      39,309
      David M. Richardson                   2,822,621      39,309
      Russell A. Salton, III MD             2,821,300      40,630
      Michael S. Scofield                   2,821,316      40,614
      Richard J. Shima                      2,822,621      39,309
      Andrew J. Simons                      2,822,637      39,293

2. To approve an Investment Advisory and Management Agreement between the Fund and Keystone Investment Management Company.

      Affirmative                           2,755,643
      Against                                  20,441
      Abstain                                  85,835